UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	October 31, 2006

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 31, 2006, The Procter & Gamble Company (the "Company") issued a news release with respect to earnings for the quarter ended September 30, 2006. The Company is furnishing this 8-K pursuant to Item 2.02, "Results of Operations and Financial Condition."

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

            THE PROCTER & GAMBLE COMPANY

            BY:  /S/STEVEN W. JEMISON_________
                                                            Steven W. Jemison
            Deputy General Counsel
            October 31, 2006

EXHIBIT(S)

99.    News Release by The Procter & Gamble Company dated October 31, 2006.